UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
Avid Technology, Inc. (the “Company”) held its annual meeting of stockholders on Tuesday, May 12, 2015 at 900 West 34th Street, Los Angeles, California 90089 (the “2015 Annual Meeting”). Set forth below are the final voting results on each matter submitted to a vote of stockholders at the 2015 Annual Meeting. Each proposal is described in more detail in the Company’s proxy statement for the 2015 Annual Meeting, dated March 30, 2015.

(b)	The final voting results of the 2015 Annual Meeting were as follows:

Proposal 1 - Election of Directors

George H. Billings, Nancy Hawthorne and John H. Park were re-elected as Class I Directors for terms expiring at the Company’s 2018 annual meeting of stockholders. The vote with respect to each nominee is set forth below:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
George H. Billings	16,445,302	13,759,269	9,280	6,864,699
Nancy Hawthorne	17,588,874	12,615,763	9,214	6,864,699
John H. Park	28,838,244	1,365,025	10,582	6,864,699

Proposal 2 - Advisory Vote To Approve Executive Compensation

The stockholders approved, on an advisory basis, the Company’s executive compensation by a vote of 26,903,941 shares for and 3,294,054 shares against, with 15,856 shares abstaining and 6,864,699 broker non-votes.

Proposal 3 - Ratification of the Selection of our Independent Registered Public Accounting Firm

The stockholders ratified the selection of Deloitte & Touch LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 by a vote of 36,961,750 shares for and 96,397 shares against, with 20,403 shares abstaining.

Item 7.01 Regulation FD Disclosure

On May 14, 2015, the Company will participate in, and give a presentation at, the Jefferies 2015 Global Technology, Media and Telecom Conference. A copy of the presentation deck that will be used by the Company as part of its presentation is included as an exhibit hereto.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01 and the exhibit relating thereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the presentation deck attached as Exhibit 99.1 hereto, the Form 8-K and presentation deck contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the presentation deck regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d)                   Exhibits.

Exhibit Number	Description
99.1*	Presentation Deck dated May14, 2015
*Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 14, 2015	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer